SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☑   Definitive Additional Materials
☐   Soliciting Material Pursuant to §240.14a-12

———————
PHOENIX COMPANIES INC
(Name of Registrant as Specified in Its Charter)
———————

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐  Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

The Phoenix Companies, Inc.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on
Tuesday, May 15, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/pnx

This communication presents only an overview of the more complete proxy materials that are available to you on the internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 4, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials)
By opting to receive printed materials this year, your preference for future proxy mailings will be kept on file.

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 1-201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/pnx

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear The Phoenix Companies, Inc. Shareholders:

The 2012 Annual Meeting of Shareholders of The Phoenix Companies, Inc. (the “Company”) will be held at our offices at
One American Row, Hartford, CT 06102, on Tuesday, May 15, 2012, at 10 a.m. Eastern time.

Proposals to be considered at the Annual Meeting:

Proposal 1 -	election of three members to the Board: Sanford Cloud, Jr., Esq., Gordon J. Davis, Esq.and Augustus K. Oliver, II
Proposal 2 -	ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012;
Proposal 3 -	an advisory, non-binding vote on the compensation of our Named Executive Officers (“Say on Pay”); and
Proposal 4 -	grant to the Board of discretionary authority to amend the Company’s certificate of incorporation to effect a reverse stock split and authorized share reduction.

The Company recommends a vote FOR Proposals 1, 2, 3 and 4.

The Board of Directors has fixed the close of business on March 19, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	CONTROL NUMBER

Shareholders of record as of the Record Date are invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.phoenixwm.com, in the Investor Relations section.

Meeting Location:
The Phoenix Companies, Inc.
One American Row
Hartford, CT 06102

The following Proxy Materials are available for you to review online:
• the Company’s 2012 Proxy Statement (including all attachments thereto);
• the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
• any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 1-201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/pnx

The Proxy Materials for The Phoenix Companies, Inc. are available to review at:

http://www.proxyvoting.com/pnx

Please have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.

Use the internet to vote your shares. On the landing page of the above web site in the box labeled "To Vote
Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Please have this letter in hand when you access the web site.

You will need to reference the 11-digit control number located on the reverse side.